CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement of our report dated March 22, 1996 included in the Company's Form 10-K for the year ended January 31, 1996.

                                              ARTHUR ANDERSEN LLP


Washington, D.C.,
October 30, 1996